UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2020

ENVIRO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30454	83-0266517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 NW 57th Place, Fort Lauderdale, Florida 33309

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (954) 958-6668

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report is hereby incorporated by reference into Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2020 Florida Precision Aerospace, Inc. (the “Company”), a wholly-owned subsidiary of Enviro Technologies, Inc., obtained an unsecured $111,971.00 loan (the “PPP Loan”) through Bank of America under the Paycheck Protection Program (the “PPP”) pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) which is administered by the United States Small Business Administration (the “SBA”). In accordance with the requirements of the CARES Act, the Company will use proceeds from the PPP Loan primarily for payroll costs.

The PPP Loan is scheduled to mature two years from the date of issuance (the “Maturity Date”) and has a 1% interest rate. Commencing 60 days from the funding of the PPP Loan, but not more than 90 days from the funding of the PPP Loan, the Company is obligated to apply to Bank of America for loan forgiveness. If the SBA confirms full forgiveness of the unpaid balance of the PPM, and reimburses Bank of America for the total outstanding principal and interest due under the PPP Loan, then the loan will be deemed satisfied in full. If the SBA does not confirm full forgiveness of the PPP Loan, then Bank of America will establish repayment terms of the outstanding principal and interest due under the PPP Loan. The promissory note evidencing the PPP Loan contains customary events of default relating to, among other things, payment defaults and provisions of the promissory note.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage interest, rent and utility costs. No assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Promissory Note dated May 4, 2020 between Florida Precision Aerospace, Inc. and Bank of America				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro Technologies, Inc.

Date: May 13, 2020	By:	/s/ John A. DiBella
John A. DiBella, Chief Executive Officer